UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

lululemon athletica inc.

(Name of Registrant as Specified In Its Charter)

Dennis J. Wilson

Anamered Investments Inc.

LIPO Investments (USA), Inc.

Wilson 5 Foundation

Wilson 5 Foundation Management Ltd.

Five Boys Investments ULC

Shannon Wilson

Low Tide Properties Ltd.

House of Wilson Ltd.

Laura Gentile

Eric Hirshberg

Marc Maurer

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On December 30, 2025, Dennis J. Wilson, together with Anamered Investments Inc., LIPO Investments (USA), Inc., Wilson 5 Foundation, Wilson 5 Foundation Management Ltd., Five Boys Investments ULC, Shannon Wilson, Low Tide Properties Ltd., House of Wilson Ltd., Laura Gentile, Eric Hirshberg, and Marc Maurer, filed the following Schedule 13D/A regarding Mr. Wilson’s submission of written notice to lululemon athletica inc. (the “Company”) of his intent to nominate each of Laura Gentile, Eric Hirshberg and Marc Maurer for election to the Company’s board of directors at the 2026 annual meeting of shareholders (including any other meeting of shareholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2026 Annual Meeting”) and submit a business proposal to be presented at the 2026 Annual Meeting.

Certain Information Concerning the Participants

Dennis J. “Chip” Wilson, together with the other Participants (as defined below), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying GOLD Universal Proxy Card to be used to solicit proxies from the shareholders of the Company in connection with the 2026 Annual Meeting.

SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS HAVE FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE.

The participants in the solicitation of proxies are Mr. Wilson, Anamered Investments Inc., LIPO Investments (USA), Inc., Wilson 5 Foundation, Wilson 5 Foundation Management Ltd., Five Boys Investments ULC, Shannon Wilson, Low Tide Properties Ltd., House of Wilson Ltd., Marc Maurer, Laura Gentile and Eric Hirshberg (collectively, the “Participants”).

The Definitive Proxy Statement and accompanying GOLD Universal Proxy Card will be furnished to some or all of the Company’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by the Participants with the SEC on December 30, 2025, and is available here. By virtue of the relationship among the Participants as members in a Schedule 13(d) group, all the Participants, individually, are deemed to beneficially own the 9,904,856 shares of Common Stock of the Company, par value $0.005 per share, (of which 5,115,961 are shares of the Company’s special voting stock paired with an equal number of exchangeable shares of Lulu Canadian Holding, Inc., on a fully-converted basis) owned in the aggregate by all of the Participants.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 12)

lululemon athletica inc.

(Name of Issuer)

Common Stock

(Title of Class of Securities)

550021109

(CUSIP Number)

Dennis J. Wilson 21

Water Street, Suite 600,

Vancouver, British Columbia, Z4, V6B 1A1

604-737-7232

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

12/29/2025

(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Dennis J. Wilson
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions) OO
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization CANADA (FEDERAL LEVEL)
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 3,852.00
	8	Shared Voting Power 9,901,004.00
	9	Sole Dispositive Power 3,852.00
	10	Shared Dispositive Power 9,901,004.00
11	Aggregate amount beneficially owned by each reporting person 9,904,856.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 8.4%
14	Type of Reporting Person (See Instructions) IN

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Anamered Investments Inc.
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions) OO
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization VIRGIN ISLANDS, BRITISH
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 4,755,217.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 4,755,217.00
11	Aggregate amount beneficially owned by each reporting person 4,755,217.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 4.1%
14	Type of Reporting Person (See Instructions) CO

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person LIPO Investments (USA), Inc.
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions) OO
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization BRITISH COLUMBIA, CANADA
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 3,401,596.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 3,401,596.00
11	Aggregate amount beneficially owned by each reporting person 3,401,596.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 2.9%
14	Type of Reporting Person (See Instructions) CO

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Wilson 5 Foundation
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions) OO
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization BRITISH COLUMBIA, CANADA
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 829,325.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 829,325.00
11	Aggregate amount beneficially owned by each reporting person 829,325.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 0.7%
14	Type of Reporting Person (See Instructions) OO

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Wilson 5 Foundation Management Ltd.
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions) OO
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization BRITISH COLUMBIA, CANADA
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 829,325.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 829,325.00
11	Aggregate amount beneficially owned by each reporting person 829,325.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 0.7%
14	Type of Reporting Person (See Instructions) CO

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Five Boys Investments ULC
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions) OO
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization BRITISH COLUMBIA, CANADA
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 91,760.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 91,760.00
11	Aggregate amount beneficially owned by each reporting person 91,760.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 0.1%
14	Type of Reporting Person (See Instructions) OO

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Shannon Wilson
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions) OO
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization CANADA (FEDERAL LEVEL)
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 1,098,309.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 1,098,309.00
11	Aggregate amount beneficially owned by each reporting person 1,098,309.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 0.9%
14	Type of Reporting Person (See Instructions) IN

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Low Tide Properties Ltd.
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions) OO
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization BRITISH COLUMBIA, CANADA
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 554,122.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 554,122.00
11	Aggregate amount beneficially owned by each reporting person 554,122.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 0.5%
14	Type of Reporting Person (See Instructions) CO

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person House of Wilson Ltd.
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization CANADA (FEDERAL LEVEL)
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 0.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 0.00
11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☒
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) CO

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Laura Gentile
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization UNITED STATES
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 0.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 0.00
11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☒
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) IN

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Eric Hirshberg
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization UNITED STATES
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 0.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 0.00
11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☒
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) IN

SCHEDULE 13D

CUSIP No. 550021109

1	Name of reporting person Marc Maurer
2	Check the appropriate box if a member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization SWITZERLAND
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 0.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 0.00
11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☒
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) IN

SCHEDULE 13D

Item 1.	Security and Issuer

(a)	Title of Class of Securities:

Common Stock

(b)	Name of Issuer:

lululemon athletica inc.

(c)	Address of Issuer’s Principal Executive Offices:

1818 Cornwall Avenue, Vancouver, BRITISH COLUMBIA, CANADA , V6J 1C7.

This Amendment No. 12 (this “Amendment”) is being filed by Dennis J. Wilson, Anamered Investments Inc. (“Anamered”), LIPO Investments (USA), Inc. (“LIPO”), Wilson 5 Foundation (“Wilson 5”), Wilson 5 Foundation Management Ltd. (“Wilson 5 Trustee”), Five Boys Investments ULC (“Five Boys”), Shannon Wilson, Low Tide Properties Ltd. (“Low Tide”), House of Wilson Ltd. (“House of Wilson”), Laura Gentile, Eric Hirshberg and Marc Maurer (collectively, the “Reporting Persons”) and amends and supplements the Schedule 13D filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Reporting Persons on February 14, 2019 (as amended, the “Schedule 13D”) to reflect certain updates to the information previously reported and to add House of Wilson, Ms. Gentile, Mr. Hirshberg and Mr. Maurer as Reporting Persons.

Item 1 Comment:

The number of shares of Issuer common stock beneficially owned by the Reporting Persons has not changed since the filing of Amendment No. 11 to the Schedule 13D filed by the the reporting persons thereto on December 15, 2025.

The Items below amend the information disclosed under the corresponding Items in the Schedule 13D as described below. Capitalized terms used but not defined in this Amendment shall have the same meanings ascribed to them in the Schedule 13D. Except as specifically provided herein, this Amendment does not modify any of the information previously reported in the Schedule 13D.

Item 2.	Identity and Background

Item 2 is hereby amended and restated in its entirety as follows:

This Schedule 13D is being filed by:

(i) Dennis J. Wilson;

(ii) Anamered;

(iii) LIPO;

(iv) Wilson 5;

(a)	(v) Wilson 5 Trustee;

(vi) Five Boys;

(vii) Shannon Wilson;

(viii) Low Tide;

(ix) House of Wilson;

(x) Laura Gentile;

(xi) Eric Hirshberg; and

(xii) Marc Maurer.

Each of the Reporting Persons is a party to that certain Joint Filing and Solicitation Agreement, as further described in Item 6. Accordingly, the Reporting Persons are hereby filing a joint Schedule 13D.

(b)

The principal business address of each of Mr. Wilson, Anamered, LIPO, Wilson 5, Wilson 5 Trustee, Five Boys, Mrs. Wilson and House of Wilson is: 21 Water Street, Suite 600, Vancouver, British Columbia, Canada, V6B 1A1. The principal business address of Low Tide is: 21 Water Street, Suite 500, Vancouver, British Columbia, Canada, V6B 1A1. The principal business address of Ms. Gentile is: 23 Arnold Street, Old Greenwich, CT 06870. The principal business address of Mr. Hirshberg is: 528 24th Street, Santa Monica, CA 90402. The principal business address of Mr. Maurer is: Larchenstrasse 2, 8125 Zollikerberg, Switzerland.

(c)

The principal occupation of Mr. Wilson is serving as the Founder, Chief Strategy Officer and Director of House of Wilson. The principal business of each of Anamered, LIPO and Five Boys is operating as an investment holding company. The principal business of Wilson 5 is operating as a private foundation and registered Canadian charity. The principal business of Wilson 5 Trustee is serving as the corporate trustee for Wilson 5 Foundation. The principal occupation of Mrs. Wilson is serving as the Founder and Chief Innovation Officer of House of Wilson. The principal business of Low Tide is operating as a real estate investment, development and management company. The principal business of House of Wilson is operating as a private family office. The principal occupation of Ms. Gentile is serving as the Co-Chief Executive Officer and Co-Founder of Storied Sports LLC. The principal occupation of Mr. Hirshberg is serving as an Advisor/Consultant to C-Suite and Founders at Up.Partners Management Company, LLC, Beta Technologies, Inc., Skydio, Inc. and Metropolis Techonologies, Inc. The principal occupation of Mr. Maurer is serving as an Advisor at On Holding AG.

(d)	None of the Reporting Persons has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)

None of the Reporting Persons has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)

Anamered is organized as a British Virgin Islands corporation. Each of LIPO, Wilson 5 Trustee and Low Tide is organized as a British Columbia corporation. Wilson 5 is organized as a trust governed by the laws of British Columbia and a Canadian registered charity. Five Boys is organized as a British Columbia unlimited liability company. House of Wilson is organized as a Canadian federal corporation. Each of Mr. Wilson and Mrs. Wilson is a citizen of Canada. Each of Ms. Gentile and Mr. Hirshberg is a citizen of the United States of America. Mr. Maurer is a citizen of Switzerland.

Item 4.	Purpose of Transaction

Item 4 is hereby amended and supplemented as follows:

On December 29, 2025, Mr. Wilson delivered a letter to the Issuer (the “Nomination and Proposal Notice”) (i) nominating a slate of highly qualified director candidates, including Laura Gentile, Eric Hirshberg and Marc Maurer (each, a “Nominee” and collectively, the “Nominees”) for election to the board of directors of the Issuer (the “Board”) at the Issuer’s 2026 annual meeting of shareholders (the “Annual Meeting”) and (ii) submitting a non-binding, advisory business proposal requesting that the Issuer take all necessary steps to declassify the Board (the “Proposal”). As evidenced by their biographies below, the Nominees collectively possess deep expertise in global brand stewardship, consumer focused growth strategy and leadership expertise of complex, high scale media, technology and consumer organizations.

Laura Gentile, age 53, has served as Co-Chief Executive Officer and Co-Founder of Storied Sports LLC, a brand-building and intellectual property representation studio focused on sports and media, since November 2025. She has also served as the Chief Executive Officer of Laura Gentile Studios, a sports marketing agency, since January 2024. She previously served as Executive Vice President and Chief Marketing Officer of ESPN, Inc., a sports broadcasting network (“ESPN”), from January 2018 to October 2023, where she was responsible for global marketing strategy, brand development, audience growth and consumer engagement across ESPN’s portfolio of platforms.

Prior to serving as Chief Marketing Officer, Ms. Gentile was Senior Vice President, Content Strategy and Business Operations at ESPN from September 2016 to December 2018, overseeing content strategy, business operations, and cross-platform execution. Earlier in her career, she founded and created espnW in December 2010, a multi-platform brand focused on women and sports, which became a core component of ESPN’s content and audience-development strategy.

Ms. Gentile also served as Executive Vice President, Commercial Marketing, Disney Media Networks, at The Walt Disney Company, a multinational mass media and entertainment conglomerate (“Disney”), from January 2020 to October 2023, where she led commercial marketing initiatives across Disney’s media properties. Earlier in her career, she was a Partner and Management Supervisor at Ogilvy & Mather, a global marketing, advertising and public relations agency, from January 1999 to December 2002.

Ms. Gentile earned a B.A. in English and Political Science from Duke University and an M.B.A. in Marketing and Organizational Behavior from Boston College. Ms. Gentile was named one of the “Most Powerful Women in U.S. Sports” by Forbes in 2018 and was named one of the “Most Influential Global CMOs” by Forbes in 2023.

Mr. Wilson believes that Ms. Gentile’s deep expertise in brand strategy, marketing leadership, content development and audience growth across global media platforms, as well as significant experience leading large, cross-functional teams within complex media organizations, positions her well to serve as a director of the Issuer.

Eric Hirshberg, age 57, has served as an Advisor to Skydio, Inc. a leading developer and manufacturer of autonomous drone technologies, since May 2022. He has also served as an Advisor to Metropolis Technologies, Inc., an AI-payments operating platform, since July 2020, as a Venture Partner of Up.Partners Management Company, LLC, a mobility-focused venture capital fund, since August 2021 and as an Advisor to Beta Technologies, Inc., an electrical aviation manufacturer, since July 2019. Mr. Hirshberg also served as an Advisor and Consultant to Activision Publishing, Inc. (“Activision”), a global developer, publisher and distributor of interactive entertainment and products, from March 2018 to March 2019 and again in February 2022 to December 2022, following his tenure as President and Chief Executive Officer of Activision from July 2010 to April 2019. In his role as President and Chief Executive Officer of Activision, Mr. Hirshberg oversaw global operations, long-term strategic planning, major franchise development and large-scale product launches. Earlier in his career, Mr. Hirshberg held positions of increasing responsibility at Deutsch Los Angeles, ultimately serving as Co-Chief Executive Officer and Chief Creative Officer, and began his career at Fattal & Collins, a marketing and advertising agency.

Mr. Hirshberg earned a B.A. from the University of California, Los Angeles.

Mr. Wilson believes that Mr. Hirshberg’s extensive leadership experience in the technology, media and consumer entertainment sectors, coupled with his background in brand strategy, product innovation and scaling creative and engineering organizations, positions him well to serve as a director of the Issuer.

Marc Maurer, age 44, has served as an Advisor to On Holding AG (“On”), a global premium footwear apparel and accessories company, since May 2025. Previously, Mr. Maurer served as Co-Chief Executive Officer of On from January 2021 to May 2025, and served as Chief Operating Officer of On from March 2013 to May 2025. During his tenure, Mr. Maurer played a central role in scaling On from a founder-led growth company into a global, publicly listed consumer brand, with responsibility for global operations, supply chain, organizational development, and execution of long-term strategic initiatives. He brings substantial experience in operational leadership, international expansion, and managing complex, fast-growing consumer businesses.

Prior to joining On, Mr. Maurer served as Head of Business Development and Marketing at Valora Holding AG, a Swiss convenience and food retail operator, from April 2012 to March 2013. Earlier in his career, Mr. Maurer was an Engagement Manager at McKinsey & Co., Inc., a global management consulting firm, from April 2007 to March 2012, where he advised senior executives on corporate strategy, operations, and performance improvement across multiple industries. Mr. Maurer has also served on the board of directors of Liom Health AG, a pioneer in non-invasive glucose monitoring technology, since November 2025.

Mr. Maurer earned a B.S. in Business Administration from ZHAW Zurich University of Applied Sciences and an M.B.A. from INSEAD.

Mr. Wilson believes that Mr. Maurer’s experience leading global operations, scaling a high-growth consumer brand and executing long-term strategic initiatives, combined with his background in management consulting and international retail, makes him well qualified and a valuable addition to the Board.

Also on December 29, 2025, the Reporting Persons issued a press release (the “December 29th Press Release”) announcing the nomination of the Nominees for election to the Board at the Annual Meeting. The December 29th Press Release highlighted the Nominees’ qualifications and experience in, among others, global brand strategy and marketing leadership, content development and audience expansion across major media platforms, the management and scaling of high growth consumer, technology and entertainment businesses and the execution of long term operational and strategic initiatives informed by backgrounds in product innovation, engineering leadership, management consulting and international retail. The Reporting Persons are confident that the addition of the Nominees to the Board will facilitate the effective management succession plan in connection with the Issuer’s ongoing CEO selection process, as well as improve the Issuer’s ability to execute operationally and hold management accountable. The foregoing description of the December 29th Press Release does not purport to be complete and is qualified in its entirety by reference to the full text of the December 29th Press Release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In furtherance of the nomination of the Nominees and the submission of the Proposal, the Reporting Persons, who are anticipated to be participants in a proxy solicitation in connection with the Annual Meeting, intend to file a proxy statement on Schedule 14A and accompanying GOLD universal proxy card with the SEC to be used to solicit proxies from shareholders of the Issuer in connection with the Annual Meeting.

Mr. Wilson has engaged, and intends to continue to engage, in discussions and communications with management and the Board, as well as the Issuer’s shareholders and other third parties, regarding the composition of the Board, generally, the Board’s ongoing CEO selection process and opportunities to unlock shareholder value at the Issuer.

Item 5.	Interest in Securities of the Issuer

Item 5(a) is amended and restated in its entirety as follows:

Each of Mr. Wilson, Anamered, LIPO, Wilson 5, Wilson 5 Trustee, Five Boys, Mrs. Wilson, Low Tide, House of Wilson and the Nominees (each, a “Participant” and collectively, the “Participants”) may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 9,904,856 shares of the Issuer’s common stock (of which 5,115,961 are exchangeable shares (as defined below) and an equal number of shares of the Issuer’s special voting stock on a fully-converted basis) owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of shares of the Issuer’s common stock (and exchangeable shares and an equal number of shares of the Issuer’s special voting stock) that he, she or it does not directly own, except to the extent of his, her or its pecuniary interest therein.

(a)

The foregoing is based on 112,190,041 shares of the Issuer’s common stock and 5,115,961 shares of the Issuer’s special voting stock outstanding as of December 5, 2025 as disclosed by the Issuer in its Quaterly Report on Form 10-Q filed with the SEC on December 11, 2025. Each share of the Issuer’s special voting stock has voting rights equivalent to one share of the Issuer’s common stock, but no economic rights.

Each share of the Issuer’s special voting stock is paired with an exchangeable share (an “exchangeable share”) of Lulu Canadian Holding, Inc., a wholly owned subsidiary of the Issuer (“Lulu Canada”). Holders of exchangeable shares may require Lulu Canada to redeem each of its exchangeable shares in exchange for one share of the Issuer’s common stock plus a cash payment equal to any accrued and unpaid dividends on the exchangeable shares. When exchangeable shares are exchanged into shares of the Issuer’s common stock, the Issuer cancels a corresponding number of shares of special voting stock without consideration. As a result, each exchangeable share, together with its paired share of special voting stock, may be deemed to represent beneficial ownership of one share of the Issuer’s common stock.

Item 5(b) is amended and restated in its entirety as follows:

The information set forth in Items 7, 8, 9, 10 and 11 of the cover pages to this Amendment is incorporated herein by reference.

(b)

Mr. Wilson directly holds 3,853 shares of the Issuer’s common stock. Anamered directly holds 4,755,217 exchangeable shares and an equal number of shares of the Issuer’s special voting stock. LIPO directly holds 3,401,596 shares of the Issuer’s common stock. Wilson 5 directly holds 829,325 shares of the Issuer’s common stock. Five Boys directly holds 91,760 exchangeable shares and an equal number of shares of the Issuer’s special voting stock. Mrs. Wilson directly holds 268,984 exchangeable shares and an equal number of shares of the Issuer’s special voting stock. Low Tide directly holds 554,122 shares of the Issuer’s common stock. Each of House of Wilson, Ms. Gentile, Mr. Hirshberg and Mr. Maurer directly holds 0 shares of the Issuer’s common stock.

Mr. Wilson may be deemed to have shared voting or dispositive power over the securities he holds directly, as well as those beneficially owned by Anamered, LIPO, Wilson 5, Wilson 5 Trustee, Five Boys, Mrs. Wilson and Low Tide.

Wilson 5 Trustee may be deemed to have shared voting or dispositive power over the securities beneficially owned by Wilson 5.

Mrs. Wilson may be deemed to have shared voting or dispositive power over the securities that she holds directly as well as those beneficially owned by Wilson 5.

(c)	None of the Reporting Persons has entered into any transactions involving the Issuer’s securities during the past sixty days.

Item 6.	Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer

Item 6 is hereby amended and supplemented as follows:

On December 29, 2025, the Reporting Persons entered into a Joint Filing and Solicitation Agreement (the “JFSA”) pursuant to which, among other things, (i) the Reporting Persons agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Issuer, (ii) the Reporting Persons agreed to solicit proxies for the election of the Nominees to the Board at the Annual Meeting (the “Solicitation”) and the approval of the Proposal and (iii) that Mr. Wilson would bear all pre-approved expenses incurred in connection with the Solicitation. The JFSA is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Each Nominee has granted Mr. Wilson a power of attorney (collectively, the “POAs”) to execute certain SEC filings and other documents, as necessary, in connection with the Solicitation and any related transactions. Such POAs are attached hereto as Exhibits 99.3-99.5 and incorporated herein by reference.

Mr. Wilson has signed separate indemnification letter agreements (each, an “Indemnification Agreement” and collectively, the “Indemnification Agreements”) with each of the Nominees, substantially in the form attached hereto as Exhibit 99.6 and incorporated herein by reference, and subject to immaterial changes, pursuant to which he has agreed to indemnify such Nominees against certain claims arising from the Solicitation and any related transactions. The Indemnification Agreements do not apply to any potential claims made against such Nominees in their respective capacities as directors of the Issuer, if so elected.

Item 7.	Material to be Filed as Exhibits.

Item 7 of the Schedule 13D is hereby amended and supplemented as follows:

Exhibit 99.1	Press Release Entitled “Chip Wilson Nominates Three Independent Director Candidates for Election to the lululemon athletica inc. Board of Directors”

Exhibit 99.2	Joint Filing and Soliciation Agreement

Exhibit 99.3	Power of Attorney for Laura Gentile

Exhibit 99.4	Power of Attorney for Eric Hirshberg

Exhibit 99.5	Power of Attorney for Marc Maurer

Exhibit 99.6	Form of Indemnification Agreement

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dennis J. Wilson

Signature:	/s/ Dennis J. Wilson
Name/Title:	Dennis J. Wilson
Date:	12/30/2025

Anamered Investments Inc.

Signature:	/s/ Dennis J. Wilson
Name/Title:	Dennis J. Wilson, Director
Date:	12/30/2025

LIPO Investments (USA), Inc.

Signature:	/s/ Dennis J. Wilson
Name/Title:	Dennis J. Wilson, Director
Date:	12/30/2025

Wilson 5 Foundation

Signature:	/s/ Dennis J. Wilson
Name/Title:	Dennis J. Wilson, Director of Wilson 5 Foundation Management Ltd, corporate trustee of Wilson 5 Foundation
Date:	12/30/2025

Wilson 5 Foundation Management Ltd.

Signature:	/s/ Dennis J. Wilson
Name/Title:	Dennis J. Wilson, Director
Date:	12/30/2025

Five Boys Investments ULC

Signature:	/s/ Dennis J. Wilson
Name/Title:	Dennis J. Wilson, Director
Date:	12/30/2025

Shannon Wilson

Signature:	/s/ Shannon Wilson
Name/Title:	Shannon Wilson
Date:	12/30/2025

Low Tide Properties Ltd.

Signature:	/s/ Dennis J. Wilson
Name/Title:	Dennis J. Wilson, Director
Date:	12/30/2025

House of Wilson Ltd.

Signature:	/s/ Dennis J. Wilson
Name/Title:	Dennis J. Wilson, Director
Date:	12/30/2025

Laura Gentile

Signature:	/s/ Laura Gentile
Name/Title:	Laura Gentile
Date:	12/30/2025

Eric Hirshberg

Signature:	/s/ Eric Hirshberg
Name/Title:	Eric Hershberg
Date:	12/30/2025

Marc Maurer

Signature:	/s/ Marc Maurer
Name/Title:	Marc Maurer
Date:	12/30/2025

Exhibit 99.1

Chip Wilson Nominates Three Independent Director Candidates for Election to the lululemon athletica inc. Board of Directors

Nominees are Highly Experienced, Proven Creative Leaders that Will Restore Faith in the

Board’s Ability to Oversee lululemon’s Transformation to Create Long-Term Shareholder Value

CEO Selection Must Take Place Following Significant Board Change to Be Sure Shareholders

Can Trust the Right Decision is Made and the New Leader Can Succeed

VANCOUVER, BC, Dec. 29, 2025 /PRNewswire/ — Chip Wilson, Founder of lululemon athletica inc. (NASDAQ: LULU) (“lululemon” or the “Company”) and one of lululemon’s largest shareholders, today announced the nomination of three independent and highly qualified director candidates (collectively, the “Candidates”) for election to the lululemon Board of Directors (the “Board”) at the 2026 Annual Meeting of Shareholders (including any adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”). At the same time, Wilson submitted a non-binding proposal that calls for the Board to immediately declassify so that all directors are elected annually by shareholders. Only approximately 10 percent of S&P 500 companies have staggered director elections, including lululemon1.

Wilson’s director nominees are as follows, with more detailed biographies appended to this release:

•

Marc Maurer: Maurer is the former Co-Chief Executive Officer of On Holding AG, where he led the Company’s rapid growth and increase in profitability. As Co-CEO, On experienced global brand expansion, retail & DTC scaling and nearly quadrupled revenue under Maurer’s leadership[2].

•

Laura Gentile: Gentile is the former Chief Marketing Officer of ESPN, where she oversaw creative output, fan engagement, media strategy, event marketing and social media for all of ESPN’s brands, platforms, shows and events. Under Gentile’s leadership, ESPN was the #1 most trusted brand in sports media and achieved record viewership and social engagement. She also founded espnW, ESPN’s first and only dedicated business for women, which she helped develop into a multi-media business, opening a new market for ESPN, and serving as a catalyst for the growth and momentum of women’s sports.

•

Eric Hirshberg: Hirshberg is the former Chief Executive Officer of Activision, the largest segment of Activision Blizzard. Activision Blizzard’s stock rose 500%, and Activision’s segment profit nearly doubled during Hirshberg’s close to eight years in the role[3]. He oversaw leading franchises including Call of Duty®, Destiny, Guitar Hero and Skylanders. Prior to joining Activision, Hirshberg was Co-Chief Executive Officer and Chief Creative Officer of the Deutsch LA advertising agency, where he grew the firm into a nationally recognized creative force.

Wilson issued the following statement regarding the nominees:

“It is clear to the world that lululemon is special, but in need of change. As I have stated for years, lululemon needs visionary creative leadership to thrive. The simple truth is that the current Board lacks these skills and, as a result, lululemon is unable to win back the confidence of its critical stakeholders and regain commercial momentum. The nominees I put forward today are the change that is needed to redefine lululemon and begin this company’s next chapter of success.

My passion for the lululemon athletica muse has never changed, but I know this campaign for change cannot be about me. It is about recommitting lululemon to genuine creative leadership that will re-establish a brand of enduring strength. That is why we have put forward three, fully independent and world-class creative leaders to make the Board more effective and accountable. The recent CEO change announcement was the third total failure of Board oversight with no clear succession plan in place. Shareholders have no faith that this Board can select and support the next CEO without input from a Board with stronger product experience. The Board must be refreshed so that creative, brand-first experience is empowered. This is the only way to restore shareholder confidence and set lululemon back on the path to growth, product innovation and premium quality.

It is clear to me that these independent, highly-accomplished nominees will be an asset to lululemon. They can play an essential role in refocusing on the inspirational customer, revitalizing its bold vision, attracting the best people and maximizing value for all shareholders.”

Biographies of Chip Wilson’s Nominees

Marc Maurer

Former Co-CEO, On Holding AG

Marc Maurer served as Co-Chief Executive Officer of On from January 2021 to June 2025, after joining the company in 2013 as Chief Operating Officer. During Maurer’s time as Co-CEO, On’s revenue nearly quadrupled2. In these roles, Maurer played a central part in supporting On’s growth from an emerging performance footwear brand into a globally recognized premium company with a strong direct-to-consumer and wholesale presence. During his tenure, On expanded internationally, diversified its product portfolio across footwear and apparel and completed a successful public listing. Prior to joining On, Maurer served as Head of Business Development and Marketing for Valora Retail, a publicly traded European retail company, from April 2012 to March 2013, where he was responsible for driving its business development strategy. Maurer’s unparalleled experience guiding a performance-driven brand through global expansion and operational scale would make him a valuable addition to lululemon’s Board.

Laura Gentile

Former CMO, ESPN

Laura Gentile served as the Chief Marketing Officer of ESPN from January 2018 to November 2023, after joining the company in 2003. During her time at ESPN, Gentile founded espnW, ESPN’s platform dedicated to women in sports, helping to expand the company’s reach, and cultural relevance. As Chief Marketing Officer, Gentile oversaw ESPN’s global marketing strategy, brand positioning, consumer growth and content marketing across all brands, platforms, shows and events. Over the course of her career at ESPN, she held a range of senior leadership roles spanning creative marketing, content partnerships and audience and business development, and was instrumental in evolving the ESPN brand in a rapidly changing media landscape. Following her tenure at ESPN, Gentile co-founded Storied Sports, a content studio built to partner with athletes, brands and media to create storytelling and commercial platforms. Gentile’s expertise in global brand strategy and growth, consumer engagement and creative marketing would be an invaluable asset to lululemon’s Board.

Eric Hirshberg

Former CEO, Activision Publishing

Eric Hirshberg served as President and Chief Executive Officer of Activision, the largest division of Activision Blizzard, from 2010 to 2018. Under his leadership, Activision’s flagship franchises achieved record-breaking and industry-leading commercial success, driving significant growth in segment profitability and stock performance. Before joining Activision, Hirshberg was Co-Chief Executive Officer and Chief Creative Officer of the Deutsch LA advertising agency, where he grew the firm into a nationally recognized creative force. Beyond his executive roles, he is also an investor and advisor to early-stage companies and serves on Boards of Trustees including the XPrize Foundation and UCLA’s School of Arts and Architecture. Hirshberg’s expertise in brand-building, consumer engagement and cross-industry leadership would contribute valuable strategic perspective to the lululemon Board.

Certain Information Concerning the Participants

Dennis J. “Chip” Wilson, together with the other Participants (as defined below), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying GOLD Universal Proxy Card to be used to solicit proxies from the shareholders of the Company in connection with the Annual Meeting.

SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS HAVE FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE.

The participants in the solicitation of proxies are Mr. Wilson, Anamered Investments Inc., LIPO Investments (USA), Inc., Wilson 5 Foundation, Wilson 5 Foundation Management Ltd., Five Boys Investments ULC, Shannon Wilson, Low Tide Properties Ltd., House of Wilson Ltd., Marc Maurer, Laura Gentile and Eric Hirshberg (collectively, the “Participants”).

The Definitive Proxy Statement and accompanying GOLD Universal Proxy Card will be furnished to some or all of the Company’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Information about Mr. Wilson, Anamered Investments Inc., LIPO Investments (USA), Inc., Wilson 5 Foundation, Wilson 5 Foundation Management Ltd., Five Boys Investments ULC, Ms. Wilson, Low Tide Properties Ltd. and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by certain of the Participants with the SEC on December 15, 2025, and is available here. As of the date hereof, none of House of Wilson Ltd., Marc Maurer, Laura Gentile or Eric Hirshberg hold any shares of Common Stock of the Company, par value $0.005 per share (the “Common Stock”). However, by virtue of the relationship among the Participants as members in a Schedule 13(d) group, all the Participants, individually, are deemed to beneficially own the 9,904,856 shares of Common Stock (of which 5,115,961 are shares of the Company’s special voting stock paired with an equal number of exchangeable shares of Lulu Canadian Holding, Inc., on a fully-converted basis) owned in the aggregate by all of the Participants.

Footnotes

1.	Diligent Market Intelligence from May 30, 2025. IN-DEPTH: Investors ramp up board declassification efforts as governance returns to forefront.

2.	ONON revenue growth data measured from Sept. 14, 2021, through June 30, 2025. Company financial data.

3.	Activision segment profit data from Sept. 7, 2010, through Mar. 31, 2018. Company financial data.

Contacts

Val Mack, val.mack@fticonsulting.com

Pat Tucker, pat.tucker@fticonsulting.com

SOURCE Chip Wilson

Exhibit 99.2

JOINT FILING AND SOLICITATION AGREEMENT

WHEREAS, certain of the undersigned are stockholders, direct or beneficial, of lululemon athletica inc., a Delaware corporation (the “Company”); and

WHEREAS, Dennis J. “Chip” Wilson, Anamered Investments Inc., a British Virgin Islands corporation, LIPO Investments (USA), Inc., a British Columbia corporation, Wilson 5 Foundation, a trust governed by the laws of British Columbia and a Canadian registered charity, Wilson 5 Foundation Management Ltd., a British Columbia corporation, Five Boys Investments ULC, a British Columbia unlimited liability company, Shannon Wilson, Low Tide Properties Ltd., a British Columbia corporation, and House of Wilson Ltd., a Canadian federal corporation (collectively, the “Wilson Parties”), Laura Gentile, Eric Hirshberg, and Marc Maurer, wish to form a group for the purpose of soliciting proxies from the Company’s stockholders to nominate and elect directors, and to submit a business proposal to the Company’s stockholders, each at the Company’s upcoming annual meeting of stockholders or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (collectively, the “Annual Meeting”), and for the purpose of taking all other action necessary to achieve the foregoing.

NOW, IT IS AGREED, this 29th day of December 2025 by the parties hereto:

1. In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the undersigned (collectively, the “Group”) agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company. Each member of the Group shall be responsible for the accuracy and completeness of his, her or its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows or has reason to know that such information is inaccurate. The Wilson Parties or their representative shall provide each member of the Group with copies of all Schedule 13D filings and other public filings to be filed on behalf of such member as soon as practicable prior to the filing or submission thereof.

2. So long as this agreement is in effect, each of the undersigned shall provide written notice to Jason Gaede, President, House of Wilson Ltd. of (i) any of his, her or its purchases or sales of securities of the Company; or (ii) any securities of the Company over which he, she or it acquires or disposes of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

3. Each of the undersigned agrees to form the Group for the purpose of (i) soliciting proxies for the election of the persons nominated by Mr. Wilson to the Company’s Board of Directors, and for the approval of a business proposal submitted by Mr. Wilson, each at the Annual Meeting, (ii) taking such other actions as the parties deem advisable and (iii) taking all other action necessary or advisable to achieve the foregoing.

4. The Wilson Parties shall have the right to pre-approve all expenses incurred in connection with the Group’s activities and agree to pay directly all such pre-approved expenses without any reimbursement for such expenses being owed or paid to the Wilson Parties by any other party to this Agreement.

5. Each of the undersigned agrees that any SEC filing, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities set forth herein (collectively, “Communications”) shall be first approved by Mr. Wilson or his representatives, to the extent any such Communications refer to the Group’s activities set forth in Section 3. In addition, the Wilson Parties or their representatives shall have sole discretion over the content and timing of private communications, negotiating positions and / or settlement terms taken on behalf of the Group in connection with any potential resolution of the Group’s solicitation or any definitive agreement, each with respect to the Annual Meeting or the other purposes set forth in Section 3.

6. The relationship of the parties hereto as members of the Group in connection with the activities set forth in Section 3 shall be limited to carrying on the business of the Group in accordance with the terms of this Agreement. Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein. Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification. Nothing herein shall restrict any party’s right to purchase or sell securities of the Company, as he, she or it deems appropriate, in his, her or its sole discretion, provided that all such sales are made in compliance with all applicable securities laws.

7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

8. In the event of any dispute arising out of the provisions of this Agreement or his, her or its investment in the Company, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the State of Delaware.

9. Any party hereto may terminate his, her or its obligations under this Agreement on 24 hours’ written notice to all other parties, with a copy by email to Jason Gaede at House of Wilson Ltd., ******@******.

10. Each party acknowledges that Dennis J. “Chip” Wilson, shall, in his sole discretion, select and retain counsel for both the Group and the Wilson Parties and their affiliates relating to his, her or its investment in the Company.

11. Each of the undersigned parties hereby agrees that this Agreement shall be filed as an exhibit to a Schedule 13D pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

DATE: December 29, 2025

DENNIS J. “CHIP” WILSON

/s/ Dennis J. Wilson

ANAMERED INVESTMENTS INC.

By:	/s/ Dennis J. Wilson
Name:	Dennis J. Wilson
Title:	Director

LIPO INVESTMENTS (USA), INC.

By:	/s/ Dennis J. Wilson
Name:	Dennis J. Wilson
Title:	Director

WILSON 5 FOUNDATION

By:	/s/ Dennis J. Wilson
Name:	Dennis J. Wilson
Title:	Director of Wilson 5 Foundation Management Ltd, corporate trustee of Wilson 5 Foundation

WILSON 5 FOUNDATION MANAGEMENT LTD.

By:	/s/ Dennis J. Wilson
Name:	Dennis J. Wilson
Title:	Director

FIVE BOYS INVESTMENTS ULC

By:	/s/ Dennis J. Wilson
Name:	Dennis J. Wilson
Title:	Director

SHANNON WILSON

/s/ Shannon Wilson

[Signature Page to Joint Filing and Solicitation Agreement]

LOW TIDE PROPERTIES LTD.

By:	/s/ Dennis J. Wilson
Name:	Dennis J. Wilson
Title:	Director

HOUSE OF WILSON LTD.

By:	/s/ Dennis J. Wilson
Name:	Dennis J. Wilson
Title:	Founder and Chief Strategy Officer LAURA GENTILE

/s/ Laura Gentile

ERIC HIRSHBERG

/s/ Eric Hirshberg

MARC MAURER

/s/ Marc Maurer

[Signature Page to Joint Filing and Solicitation Agreement]

Exhibit 99.3

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Dennis J. “Chip” Wilson (“Wilson”) the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of lululemon athletica inc., a Delaware corporation (the “Company”), directly or indirectly beneficially owned by Wilson or any of his affiliates or members of his Schedule 13D group, if any (collectively, the “Wilson Group”), and (ii) any proxy solicitation of the Wilson Group to elect the Wilson Group’s slate of director nominees to the board of directors of the Company, at the upcoming annual meeting of stockholders of the Company or any other meeting of the stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Wilson Solicitation”). Such action shall include, but not be limited to:

1. if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Wilson Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Wilson Solicitation;

2. if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5, and amendments thereto, required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Wilson Solicitation;

3. executing for and on behalf of the undersigned all agreements relating to membership in the Wilson Group, or similar documents pursuant to which the undersigned shall agree to be a member of the Wilson Group;

4. performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5. taking any other action of any type whatsoever in connection with the Wilson Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-

fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Wilson Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of December 2025.

/s/ Laura Gentile
LAURA GENTILE

[Signature Page of Power of Attorney]

Exhibit 99.4

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Dennis J. “Chip” Wilson (“Wilson”) the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of lululemon athletica inc., a Delaware corporation (the “Company”), directly or indirectly beneficially owned by Wilson or any of his affiliates or members of his Schedule 13D group, if any (collectively, the “Wilson Group”), and (ii) any proxy solicitation of the Wilson Group to elect the Wilson Group’s slate of director nominees to the board of directors of the Company, at the upcoming annual meeting of stockholders of the Company or any other meeting of the stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Wilson Solicitation”). Such action shall include, but not be limited to:

1. if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Wilson Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Wilson Solicitation;

2. if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5, and amendments thereto, required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Wilson Solicitation;

3. executing for and on behalf of the undersigned all agreements relating to membership in the Wilson Group, or similar documents pursuant to which the undersigned shall agree to be a member of the Wilson Group;

4. performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5. taking any other action of any type whatsoever in connection with the Wilson Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-

fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Wilson Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of December 2025.

/s/ Eric Hirshberg
ERIC HIRSHBERG

[Signature Page of Power of Attorney]

Exhibit 99.5

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Dennis J. “Chip” Wilson (“Wilson”) the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of lululemon athletica inc., a Delaware corporation (the “Company”), directly or indirectly beneficially owned by Wilson or any of his affiliates or members of his Schedule 13D group, if any (collectively, the “Wilson Group”), and (ii) any proxy solicitation of the Wilson Group to elect the Wilson Group’s slate of director nominees to the board of directors of the Company, at the upcoming annual meeting of stockholders of the Company or any other meeting of the stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Wilson Solicitation”). Such action shall include, but not be limited to:

1. if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Wilson Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Wilson Solicitation;

2. if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5, and amendments thereto, required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Wilson Solicitation;

3. executing for and on behalf of the undersigned all agreements relating to membership in the Wilson Group, or similar documents pursuant to which the undersigned shall agree to be a member of the Wilson Group;

4. performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5. taking any other action of any type whatsoever in connection with the Wilson Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-

fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Wilson Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

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IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of December 2025.

/s/ Marc Maurer
MARC MAURER

[Signature Page of Power of Attorney]

Exhibit 99.6

DENNIS J. “CHIP” WILSON

21 Water Street, Suite 600

Vancouver, British Columbia, Z4, V6B 1A1

December 29, 2025

[NOMINEE]

[ADDRESS]

Re: lululemon athletica inc.

Dear [Mr./Ms.][NOMINEE]:

Thank you for agreeing to serve as a nominee for election to the Board of Directors of lululemon athletica inc. (the “Company”) in connection with the proxy solicitation that Dennis J. “Chip” Wilson and certain of his affiliates (collectively, “Wilson”), is considering undertaking to nominate and elect directors and to submit a business proposal to the Company’s stockholders at the Company’s upcoming annual meeting of stockholders or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Solicitation”). Your outstanding qualifications, we believe, will prove a valuable asset to the Company and all of its stockholders. This letter (“Agreement”) will set forth the terms of our agreement.

Wilson agrees to indemnify and hold you harmless against any and all claims of any nature, whenever brought, arising from the Solicitation and any related transactions, irrespective of the outcome; provided, however, that you will not be entitled to indemnification for claims arising from your gross negligence, willful misconduct, intentional and material violations of law, criminal actions or material breach of the terms of this Agreement; provided, further, that upon your becoming a director of the Company, this indemnification shall not apply to any claims made against you in your capacity as a director of the Company. This indemnification will include any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, and any and all reasonable costs and expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, any civil, criminal, administrative or arbitration action, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by you, directly or indirectly, as a result of or arising from the Solicitation and any related transactions (each, a “Loss”).

In the event you are notified or otherwise become aware of a claim against you pursuant to the prior paragraph or the occurrence of a Loss, you shall give Wilson prompt written notice, including through electronic submission, of such claim or Loss (provided that failure to promptly notify Wilson shall not relieve Wilson from any liability which it may have on account of this Agreement, except to the extent it shall have been materially prejudiced by such failure). Upon receipt of such written notice, Wilson will provide you with counsel to represent you. Such counsel shall be reasonably acceptable to you. In addition, you will be reimbursed promptly for any Loss suffered by you and as incurred as provided herein. Wilson may not enter into any settlement of loss or claim without your consent, unless such settlement includes a release of you from any and all liability in respect of such claim.

You hereby agree to keep confidential and not disclose to any party, without the consent of Wilson, any confidential, proprietary or non-public information (collectively, “Information”) of Wilson or its affiliates that you have heretofore obtained or may obtain in connection with your service as a nominee hereunder. Notwithstanding the foregoing, Information shall not include any information that is publicly disclosed by Wilson or its affiliates or any information that you can demonstrate is now, or hereafter becomes, through no act or failure to act on your part, otherwise generally known to the public.

Notwithstanding the foregoing, if you are required by applicable law, rule, regulation or legal process to disclose any Information, you may do so provided that you first promptly notify Wilson so that Wilson or any of its affiliates may seek a protective order or other appropriate remedy or, in Wilson’s sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained or Wilson does not waive compliance with the terms of this Agreement, you may consult with counsel at the cost of Wilson, and you may furnish only that portion of the Information which you are advised by counsel is legally required to be so disclosed and you will request that the party(ies) receiving such Information maintain it as confidential.

All Information, all copies thereof, and any studies, notes, records, analysis, compilations or other documents prepared by you containing such Information, shall be and remain the property of Wilson and, upon the request of a representative of Wilson, all such information shall be returned or, Wilson’s option, destroyed by you, with such destruction confirmed by you to Wilson in writing.

This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of the conflicts of laws thereof.

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2

If you agree to the foregoing terms, please sign below to indicate your acceptance.

Very truly yours,

DENNIS J. “CHIP” WILSON

Dennis J. “Chip” Wilson

ACCEPTED AND AGREED:

[NOMINEE]

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